                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 15, 1996


                        Banc One Credit Card Master Trust
             (Exact name of registrant as specified in its charter)



                                    New York
                 (State or other jurisdiction of incorporation)



                   0-25636                           31-4148768
           (Commission File Number)      (IRS Employer Identification Number)



      c/o Bank One, Columbus, N.A., as Administrator, 800 Brooksedge Blvd.,
                  Attn: Thomas Ferree, Westerville, Ohio  43081
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (614) 248-3404

ITEM 5.  OTHER EVENTS

On October 15, 1996, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

              7.15% Class A Asset Backed Certificates, Series 1994-A
              7.35% Class B Asset Backed Certificates, Series 1994-A
              7.55% Class A Asset Backed Certificates, Series 1994-B
              7.75% Class B Asset Backed Certificates, Series 1994-B
              7.80% Class A Asset Backed Certificates, Series 1994-C
              8.00% Class B Asset Backed Certificates, Series 1994-C
              6.15% Class A Asset Backed Certificates, Series 1995-A
              6.30% Class B Asset Backed Certificates, Series 1995-A
              6.30% Class A Asset Backed Certificates, Series 1995-B
              6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



ITEM 7. EXHIBITS

See page 4 for Exhibit Index.

SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC ONE CREDIT CARD MASTER TRUST



Date: October  9, 1996                           By:    /s/Thomas Ferree
      ----------------                                  ----------------

                                                 Name:  Thomas Ferree
                                                        -------------

                                                 Title:    Senior Vice President
                                                           ---------------------

                                                 BANK ONE, COLUMBUS, NA

EXHIBIT INDEX


Exhibit           Description                                                                                  Page
-------           -----------                                                                                  ----


99.1              The Monthly Statements and other information reflecting the Trust's
                  Activities for the Monthly Period ending September 30, 1996.  ...............................5-18

99.2              Monthly Servicer's Certificates.............................................................19-24

   BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

   Distribution Date of:                  15-Oct-96 For the Monthly Period Ending:       30-Sep-96 Days in Interest Period (30/360)
   Determined as of:                      09-Oct-95 Monthly Period                              23 Days in Interest Period (Act/360)

              BEGINNING                  TOTAL  TRUST      INVESTOR INTEREST    SERIES  1994-A    SERIES  1994-B    SERIES  1994-C
   ---------------------------------   ----------------    -----------------    --------------    --------------    --------------
   Pool Balance (Principal)            4,404,073,898.36
   Finance Charges O/S                    83,937,916.33
   Excess Funding Account                          0.00

   Initial Invested Amount                                  3,260,000,000.00     600,000,000.00    950,000,000.00    450,000,000.00
   Invested Amount                                          3,260,000,000.00     600,000,000.00    950,000,000.00    450,000,000.00
   Class A Invested Amount                                                       564,000,000.00    893,000,000.00    423,000,000.00
   Class B Invested Amount                                                        36,000,000.00     57,000,000.00     27,000,000.00

   Principal Funding Account                                            0.00               0.00              0.00              0.00

   Adjusted Invested Amount                                 3,260,000,000.00     600,000,000.00    950,000,000.00    450,000,000.00
   Class A Adjusted Invested Amt                                                 564,000,000.00    893,000,000.00    423,000,000.00
   Class B Adjusted Invested Amt                                                  36,000,000.00     57,000,000.00     27,000,000.00
   Enhancement Invested Amount                                          0.00               0.00              0.00              0.00

   Principal Allocation Pct                     100.00%               74.02%             13.62%            21.57%            10.22%
   Principal Collections                 489,534,297.96       362,364,903.08      66,692,926.95    105,597,134.33     50,019,695.21

   Floating Allocation Pct                      100.00%               74.02%             13.62%            21.57%            10.22%
   Finance Charge Collections             64,257,592.78        47,564,994.89       8,754,293.54     13,860,964.77      6,565,720.15
   Defaulted Amount                       25,776,713.02        19,080,534.61       3,511,754.84      5,560,278.49      2,633,816.13

   Interchange Collections                 5,738,010.98         4,247,411.88         781,732.25      1,237,742.73        586,299.19
   Servicer Interchange                                         3,395,833.33         625,000.00        989,583.33        468,750.00

   Shared Principal Collections                               311,240,755.91               0.00    111,157,412.83     52,653,511.34



                ENDING                   TOTAL  TRUST       INVESTOR INTEREST    SERIES  1994-A    SERIES  1994-B    SERIES  1994-C
   ---------------------------------   -----------------    -----------------    --------------    --------------    --------------
   Pool Balance (Principal)            4,372,236,147.37
   Finance Charges O/S                    86,337,483.35
   Excess Funding Account                          0.00

   Initial Invested Amount                                  3,260,000,000.00     600,000,000.00   950,000,000.00    450,000,000.00
   Invested Amount                                          3,260,000,000.00     600,000,000.00   950,000,000.00    450,000,000.00
   Class A Invested Amount                                                       564,000,000.00   893,000,000.00    423,000,000.00
   Class B Invested Amount                                                        36,000,000.00    57,000,000.00     27,000,000.00

   Principal Funding Account                                  282,000,000.00     282,000,000.00             0.00              0.00

   Adjusted Invested Amount                                 2,978,000,000.00     318,000,000.00   950,000,000.00    450,000,000.00
   Class A Adjusted Invested Amt                                                 282,000,000.00   893,000,000.00    423,000,000.00
   Class B Adjusted Invested Amt                                                  36,000,000.00    57,000,000.00     27,000,000.00
   Enhancement Invested Amount                                          0.00               0.00             0.00              0.00

   Principal Allocation Pct                     100.00%               74.56%             13.72%           21.73%            10.29%
   Floating Allocation Pct                      100.00%               68.11%              7.27%           21.73%            10.29%


                                                                                                                         30
                                                                                                                         29

              BEGINNING                        SERIES  1995-A          SERIES  1995-B         SERIES  1996-A        SELLER INTEREST
   ---------------------------------           --------------          --------------         --------------        ---------------

   Pool Balance (Principal)
   Finance Charges O/S
   Excess Funding Account

   Initial Invested Amount                     380,000,000.00          380,000,000.00         500,000,000.00
   Invested Amount                             380,000,000.00          380,000,000.00         500,000,000.00
   Class A Invested Amount                     357,200,000.00          357,200,000.00         465,000,000.00
   Class B Invested Amount                      22,800,000.00           22,800,000.00          35,000,000.00

   Principal Funding Account                             0.00                    0.00                   0.00

   Adjusted Invested Amount                    380,000,000.00          380,000,000.00         500,000,000.00      1,144,073,898.36
   Class A Adjusted Invested Amt               357,200,000.00          357,200,000.00         465,000,000.00                     NA
   Class B Adjusted Invested Amt                22,800,000.00           22,800,000.00          35,000,000.00                     NA
   Enhancement Invested Amount                           0.00                    0.00                   0.00                     NA

   Principal Allocation Pct                             8.63%                   8.63%                 11.35%                25.98%
   Principal Collections                        42,238,853.73           42,238,853.73          55,577,439.12        127,169,394.88

   Floating Allocation Pct                              8.63%                   8.63%                 11.35%                25.98%
   Finance Charge Collections                    5,544,385.91            5,544,385.91           7,295,244.61         16,692,597.89
   Defaulted Amount                              2,224,111.40            2,224,111.40           2,926,462.36          6,696,178.41

   Interchange Collections                         495,097.09              495,097.09             651,443.54
   Servicer Interchange                            395,833.33              395,833.33             520,833.33

   Shared Principal Collections                 44,462,965.13           44,462,965.13          58,503,901.49



                ENDING                         SERIES  1995-A          SERIES  1995-B         SERIES  1996-A       SELLER INTEREST
   ------------------------------              --------------          --------------         --------------       ---------------
   Pool Balance (Principal)
   Finance Charges O/S
   Excess Funding Account

   Initial Invested Amount                    380,000,000.00          380,000,000.00         500,000,000.00
   Invested Amount                            380,000,000.00          380,000,000.00         500,000,000.00
   Class A Invested Amount                    357,200,000.00          357,200,000.00         465,000,000.00
   Class B Invested Amount                     22,800,000.00           22,800,000.00          35,000,000.00

   Principal Funding Account                            0.00                    0.00                   0.00

   Adjusted Invested Amount                   380,000,000.00          380,000,000.00         500,000,000.00       1,394,236,147.37
   Class A Adjusted Invested Amt              357,200,000.00          357,200,000.00         465,000,000.00                      NA
   Class B Adjusted Invested Amt               22,800,000.00           22,800,000.00          35,000,000.00                      NA
   Enhancement Invested Amount                          0.00                    0.00                   0.00                      NA

   Principal Allocation Pct                            8.69%                   8.69%                 11.44%                 25.44%
   Floating Allocation Pct                             8.69%                   8.69%                 11.44%                 31.89%

   BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

   Distribution Date of:         15-Oct-96 For the Monthly Period Ending:      30-Sep-96 Days in Interest Period (30/360)         30
   Determined as of:             09-Oct-96 Monthly Period                             23 Days in Interest Period (Act/360)        29

                                                                      GROSS BALANCES OF
   MINIMUM BALANCE REQUIREMENT                                        ACCOUNTS DELINQUENT:                (%)              ($)
   ---------------------------                                        --------------------               -----      --------------
   Trust Initial Invested Amount               3,260,000,000.00          30 - 59 days                    1.86%       82,747,921.93
   Trust PFA                                     282,000,000.00          60 - 89 days                    1.21%       54,122,220.14
   Ending Portfolio Principal Balance          4,372,236,147.37          90 days +                       2.31%      103,200,556.56
                                                                         Total 30 days +                 5.38%      240,070,698.63
   Beginning Excess Funding Acct Bal                       0.00
   Required Excess Funding Account Deposit                 0.00
   Excess Funding Account Withdrawal                       0.00

   Seller's Participation Amt (w/o EFA)        1,394,236,147.37       Gross Credit Losses                7.45%       27,331,978.00
   Required Seller's Interest                    306,056,530.32       Net Credit Losses                  7.02%       25,776,713.02
   Required Excess Funding Account Balance                 0.00       Discount Option Receivables                                0
   Seller's Participation Amount               1,394,236,147.37       Discount Percentage                                    0.00%
   Seller's Participation Amount               1,394,236,147.37       Finance  Charge  Billed - pool                 59,350,471.38
                                                                      Fees  Billed - pool                             6,240,827.06
                                                                      Required Principal Balance                  3,260,000,000.00
                                                                      EFA + Receivables + PFA                     4,654,236,147.37

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT

SERIES     1994-A


Distribution Date of:                  15-Oct-96
Determined as of:                      09-Oct-96
For the Monthly Period Ending:         30-Sep-96
Days in Interest Period (30/360)       30
Days in Interest Period (Actual/360)   29

                                                          Beginning                        Ending                    Change
                                                          ---------                        ------                    ------
Pool Balance (Principal)                               4,404,073,898.36          4,372,236,147.37            (31,837,750.99)
Excess Funding Account                                             0.00                      0.00                      0.00

Invested Amount                                          600,000,000.00            600,000,000.00                      0.00
Class A Invested Amount                                  564,000,000.00            564,000,000.00                      0.00
Class B Invested Amount                                   36,000,000.00             36,000,000.00                      0.00

Principal Funding Account                                          0.00            282,000,000.00            282,000,000.00

Adjusted Invested Amount                                 600,000,000.00            318,000,000.00           (282,000,000.00)
Class A Adjusted Invested Amount                         564,000,000.00            282,000,000.00           (282,000,000.00)
Class B Adjusted Invested Amount                          36,000,000.00             36,000,000.00                      0.00
Enhancement Invested Amount                                        0.00                      0.00                      0.00

Reserve Account                                            1,000,000.00              1,000,000.00                      0.00

Available Cash Collateral Amount                          33,000,000.00             20,310,000.00            (12,690,000.00)
Available Shared Collateral Amount                        27,000,000.00             14,310,000.00            (12,690,000.00)
Spread Account                                            15,962,782.98              9,540,000.00             (6,422,782.98)

Servicing Base Amount                                    600,000,000.00            318,000,000.00           (282,000,000.00)

ALLOCATION PERCENTAGES
----------------------
Floating Allocation Pct                13.62%
Principal Allocation Pct               13.62%
Class A Floating Pct                   94.00%
Class B Floating Pct                    6.00%
Class A Principal Pct                  94.00%
Class B Principal Pct                   6.00%

                                                                         Series
ALLOCATIONS                                            Trust             1994-A                   Class A              Class B
-----------                            --------------------------------------------------------------------------------------------
Principal Collections                            489,534,297.96          66,692,926.95         62,691,351.33         4,001,575.62

Finance Charge Collections                        64,257,592.78           8,754,293.54          8,229,035.93           525,257.61
PFA Investment Proceeds                                      NA                   0.00                  0.00                 0.00
Reserve Account Draw                                         NA                   0.00                  0.00                 0.00
                                                                 ------------------------------------------------------------------
Available Funds                                                           8,754,293.54          8,229,035.93           525,257.61

MONTHLY INVESTOR OBLIGATIONS
----------------------------
Servicer Interchange                                                        625,000.00            587,500.00            37,500.00
Monthly Interest                                                          3,581,000.00          3,360,500.00           220,500.00
Monthly Servicing Fee                                                       375,000.00            352,500.00            22,500.00
Defaulted Amounts                                 25,776,713.02           3,511,754.84          3,301,049.55           210,705.29
                                                                 ------------------------------------------------------------------
                                                                          8,092,754.84          7,601,549.55           491,205.29

Excess Spread                                                               661,538.70            627,486.38            34,052.32
Required Amount                                                                   0.00                  0.00                 0.00

CASH COLLATERAL ACCOUNT
-----------------------
Cash Collateral Fee                                                                                 6,175.99
Risk-Free Fee                                                                                       3,857.67
Monthly Cash Collateral Fee                                                                        10,033.66

CASH COLLATERAL ACCOUNT  (CONTINUED)
------------------------------------
Quarterly Excess Spread Percentage                                              0.74%
Principal Payment Rate Calculation                                             11.46%
Base Spread Account Cap                                                         3.00%
Spread Account Cap Adjustment                                                   0.00%
Spread Account Cap Percentage                                                   3.00%
Beginning Cash Collateral Amount                                        52,250,000.00
Required Cash Collateral Amount                                         52,250,000.00
Cash Collateral Account Draw                                                     0.00
Cash Collateral Account Surplus                                                  0.00
Beginning Spread Account Balance                                        26,811,839.03
Required Spread Account Amount                                          28,500,000.00
Required Spread Account Draw                                                     0.00
Required Spread Account Deposit                                          1,688,160.97
Spread Account Surplus                                                           0.00

MONTHLY PRINCIPAL & CONTROLLED DEPOSIT AMOUNT
---------------------------------------------
Month of Accumulation                                                               0
Controlled Accumulation Amount                                         223,250,000.00
Required PFA Balance                                                             0.00
Beginning PFA Balance                                                            0.00
Controlled Deposit Amount                                                        0.00
Available Investor Principal Collections                               111,157,412.83
Principal Shortfall                                                              0.00
Shared Principal to Other Series                                       111,157,412.83
Shared Principal from Other Series                                               0.00
Class A Monthly Principal                                                        0.00
Class B Monthly Principal                                                        0.00
Monthly Principal                                                                0.00
PFA Deposit                                                                      0.00
PFA Withdrawal                                                                   0.00
Ending PFA Balance                                                               0.00
Principal to Investors                                                           0.00
Ending Class A Invested Amount                                         893,000,000.00
Ending Class B Invested Amount                                          57,000,000.00

CLASS A ACCUMULATION PERIOD LENGTH
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                          11.03%
Revolving Investor Interest                                          2,660,000,000.00
Class A Invested Amount                                                893,000,000.00
Available Principal                                                    293,268,049.62
Class A Accumulation Period Length                                                  4

RESERVE ACCOUNT
---------------
Available Reserve Account Amount                                                 0.00
Covered Amount                                                                   0.00
Reserve Draw Amount                                                              0.00
Portfolio Yield                                                                12.41%
Reserve Account Factor                                                         33.33%
Portfolio Adjusted Yield                                                        2.21%
Reserve Account Funding Period Length                                               2
Reserve Account Funding Date                                                15-Jun-97
Weighted Average Coupon                                                         7.56%
Required Reserve Account Amount                                                  0.00
Reserve Account Surplus                                                          0.00
Required Reserve Account Deposit                                                 0.00
Portfolio Yield - 3 month average                                              11.87%
Base Rate - 3 month average                                                     9.56%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                               2.31%

CASH COLLATERAL ACCOUNT  (CONTINUED)
------------------------------------
Quarterly Excess Spread Percentage                                             1.14%
Principal Payment Rate Calculation                                            11.46%
Base Spread Account Cap                                                        3.00%
Spread Account Cap Adjustment                                                  0.00%
Spread Account Cap Percentage                                                  3.00%
Beginning Cash Collateral Amount                                       33,000,000.00
Required Cash Collateral Amount                                        20,310,000.00
Cash Collateral Account Draw                                                    0.00
Cash Collateral Account Surplus                                        12,690,000.00
Beginning Spread Account Balance                                       15,962,782.98
Required Spread Account Amount                                          9,540,000.00
Required Spread Account Draw                                                    0.00
Required Spread Account Deposit                                                 0.00
Spread Account Surplus                                                  6,422,782.98

MONTHLY PRINCIPAL & CONTROLLED DEPOSIT AMOUNT
---------------------------------------------
Month of Accumulation                                                              1
Controlled Accumulation Amount                                        282,000,000.00
Required PFA Balance                                                  282,000,000.00
Beginning PFA Balance                                                           0.00
Controlled Deposit Amount                                             282,000,000.00
Available Investor Principal Collections                               70,204,681.78
Principal Shortfall                                                   211,795,318.22
Shared Principal to Other Series                                                0.00
Shared Principal from Other Series                                    211,795,318.22
Class A Monthly Principal                                             282,000,000.00
Class B Monthly Principal                                                       0.00
Monthly Principal                                                     282,000,000.00
PFA Deposit                                                           282,000,000.00
PFA Withdrawal                                                                  0.00
Ending PFA Balance                                                    282,000,000.00
Principal to Investors                                                          0.00
Ending Class A Invested Amount                                        564,000,000.00
Ending Class B Invested Amount                                         36,000,000.00

CLASS A ACCUMULATION PERIOD LENGTH
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                         11.03%
Revolving Investor Interest                                         3,260,000,000.00
Class A Invested Amount                                               564,000,000.00
Available Principal                                                   359,418,737.50
Class A Accumulation Period Length                                                 2

RESERVE ACCOUNT
---------------
Available Reserve Account Amount                                        1,000,000.00
Covered Amount                                                                  0.00
Reserve Draw Amount                                                             0.00
Portfolio Yield                                                               12.41%
Reserve Account Factor                                                        16.67%
Portfolio Adjusted Yield                                                       2.61%
Reserve Account Funding Period Length                                              0
Reserve Account Funding Date                                               15-Oct-96
Weighted Average Coupon                                                        7.16%
Required Reserve Account Amount                                         1,000,000.00
Reserve Account Surplus                                                         0.00
Required Reserve Account Deposit                                                0.00
Portfolio Yield - 3 month average                                             11.87%
Base Rate - 3 month average                                                    9.16%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                              2.71%

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
SERIES     1994-B

Distribution Date of:                       15-Oct-96
Determined as of:                           09-Oct-96
For the Monthly Period Ending:              30-Sep-96
Days in Interest Period (30/360)            30
Days in Interest Period (Actual/360)        29

                                                             Beginning                    Ending                     Change
                                                             ---------                    ------                     ------
Pool Balance (Principal)                              4,404,073,898.36          4,372,236,147.37             (31,837,750.99)
Excess Funding Account                                            0.00                      0.00                       0.00

Invested Amount                                         950,000,000.00            950,000,000.00                       0.00
Class A Invested Amount                                 893,000,000.00            893,000,000.00                       0.00
Class B Invested Amount                                  57,000,000.00             57,000,000.00                       0.00

Principal Funding Account                                         0.00                      0.00                       0.00

Adjusted Invested Amount                                950,000,000.00            950,000,000.00                       0.00
Class A Adjusted Invested Amount                        893,000,000.00            893,000,000.00                       0.00
Class B Adjusted Invested Amount                         57,000,000.00             57,000,000.00                       0.00
Enhancement Invested Amount                                       0.00                      0.00                       0.00

Reserve Account                                                   0.00                      0.00                       0.00

Available Cash Collateral Amount                         52,250,000.00             52,250,000.00                       0.00
Available Shared Collateral Amount                       42,750,000.00             42,750,000.00                       0.00
Spread Account                                           26,811,839.03             27,767,710.15                 955,871.12

Servicing Base Amount                                   950,000,000.00            950,000,000.00                       0.00

ALLOCATION PERCENTAGES
----------------------
Floating Allocation Pct                     21.57%
Principal Allocation Pct                    21.57%
Class A Floating Pct                        94.00%
Class B Floating Pct                         6.00%
Class A Principal Pct                       94.00%
Class B Principal Pct                        6.00%

                                                                      Series
ALLOCATIONS                                          Trust            1994-B                    Class A               Class B
-----------                            -------------------------------------------------------------------------------------------
Principal Collections                          489,534,297.96         105,597,134.33         99,261,306.27          6,335,828.06

Finance Charge Collections                      64,257,592.78          13,860,964.77         13,029,306.88            831,657.89
PFA Investment Proceeds                                    NA                   0.00                  0.00                  0.00
Reserve Account Draw                                       NA                   0.00                  0.00                  0.00
                                                               -------------------------------------------------------------------
Available Funds                                                        13,860,964.77         13,029,306.88            831,657.89

MONTHLY INVESTOR OBLIGATIONS
----------------------------
Servicer Interchange                                                      989,583.33            930,208.33             59,375.00
Monthly Interest                                                        5,986,583.33          5,618,458.33            368,125.00
Monthly Servicing Fee                                                     593,750.00            558,125.00             35,625.00
Defaulted Amounts                               25,776,713.02           5,560,278.49          5,226,661.78            333,616.71
                                                               -------------------------------------------------------------------
                                                                       13,130,195.16         12,333,453.45            796,741.71

Excess Spread                                                             730,769.61            695,853.43             34,916.18
Required Amount                                                                 0.00                  0.00                  0.00

CASH COLLATERAL ACCOUNT
-----------------------
Cash Collateral Fee                                                                               9,221.33
Risk-Free Fee                                                                                     6,479.53
Monthly Cash Collateral Fee                                                                      15,700.86

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT

SERIES     1994-C

Distribution Date of:                       15-Oct-96
Determined as of:                           09-Oct-96
For the Monthly Period Ending:              30-Sep-96
Days in Interest Period (30/360)            30
Days in Interest Period (Actual/360)        29

                                                               Beginning                    Ending                     Change
                                                               ---------                    ------                     ------
Pool Balance (Principal)                                4,404,073,898.36          4,372,236,147.37             (31,837,750.99)
Excess Funding Account                                              0.00                      0.00                       0.00

Invested Amount                                           450,000,000.00            450,000,000.00                       0.00
Class A Invested Amount                                   423,000,000.00            423,000,000.00                       0.00
Class B Invested Amount                                    27,000,000.00             27,000,000.00                       0.00

Principal Funding Account                                           0.00                      0.00                       0.00

Adjusted Invested Amount                                  450,000,000.00            450,000,000.00                       0.00
Class A Adjusted Invested Amount                          423,000,000.00            423,000,000.00                       0.00
Class B Adjusted Invested Amount                           27,000,000.00             27,000,000.00                       0.00
Enhancement Invested Amount                                         0.00                      0.00                       0.00

Reserve Account                                                     0.00                      0.00                       0.00

Available Cash Collateral Amount                           27,000,000.00             27,000,000.00                       0.00
Available Shared Collateral Amount                         22,500,000.00             22,500,000.00                       0.00
Spread Account                                             13,014,089.95             13,344,933.01                 330,843.06

Servicing Base Amount                                     450,000,000.00            450,000,000.00                       0.00

ALLOCATION PERCENTAGES
----------------------
Floating Allocation Pct                     10.22%
Principal Allocation Pct                    10.22%
Class A Floating Pct                        94.00%
Class B Floating Pct                         6.00%
Class A Principal Pct                       94.00%
Class B Principal Pct                        6.00%

                                                                  Series
ALLOCATIONS                                  Trust           1994-C                  Class A                    Class B
-----------                            -------------------------------------------------------------------------------------
Principal Collections                  489,534,297.96         50,019,695.21       47,018,513.50               3,001,181.71

Finance Charge Collections              64,257,592.78          6,565,720.15        6,171,776.94                 393,943.21
PFA Investment Proceeds                            NA                  0.00                0.00                       0.00
Reserve Account Draw                               NA                  0.00                0.00                       0.00
                                                       ---------------------------------------------------------------------
Available Funds                                                6,565,720.15        6,171,776.94                 393,943.21

MONTHLY INVESTOR OBLIGATIONS
----------------------------
Servicer Interchange                                             468,750.00          440,625.00                  28,125.00
Monthly Interest                                               2,929,500.00        2,749,500.00                 180,000.00
Monthly Servicing Fee                                            281,250.00          264,375.00                  16,875.00
Defaulted Amounts                       25,776,713.02          2,633,816.13        2,475,787.16                 158,028.97
                                                       ---------------------------------------------------------------------
                                                               6,313,316.13        5,930,287.16                 383,028.97

Excess Spread                                                    252,404.03          241,489.78                  10,914.24
Required Amount                                                        0.00                0.00                       0.00

CASH COLLATERAL ACCOUNT
-----------------------
Cash Collateral Fee                                                                    5,633.21
Risk-Free Fee                                                                          3,145.07
Monthly Cash Collateral Fee                                                            8,778.29

CASH COLLATERAL ACCOUNT  (CONTINUED)
------------------------------------
Quarterly Excess Spread Percentage                                                   0.49%
Principal Payment Rate Calculation                                                  11.46%
Base Spread Account Cap                                                              3.00%
Spread Account Cap Adjustment                                                        0.00%
Spread Account Cap Percentage                                                        3.00%
Beginning Cash Collateral Amount                                             27,000,000.00
Required Cash Collateral Amount                                              27,000,000.00
Cash Collateral Account Draw                                                          0.00
Cash Collateral Account Surplus                                                       0.00
Beginning Spread Account Balance                                             13,014,089.95
Required Spread Account Amount                                               13,500,000.00
Required Spread Account Draw                                                          0.00
Required Spread Account Deposit                                                 485,910.05
Spread Account Surplus                                                                0.00

MONTHLY PRINCIPAL & CONTROLLED DEPOSIT AMOUNT
---------------------------------------------
Month of Accumulation                                                                    0
Controlled Accumulation Amount                                              141,000,000.00
Required PFA Balance                                                                  0.00
Beginning PFA Balance                                                                 0.00
Controlled Deposit Amount                                                             0.00
Available Investor Principal Collections                                     52,653,511.34
Principal Shortfall                                                                   0.00
Shared Principal to Other Series                                             52,653,511.34
Shared Principal from Other Series                                                    0.00
Class A Monthly Principal                                                             0.00
Class B Monthly Principal                                                             0.00
Monthly Principal                                                                     0.00
PFA Deposit                                                                           0.00
PFA Withdrawal                                                                        0.00
Ending PFA Balance                                                                    0.00
Principal to Investors                                                                0.00
Ending Class A Invested Amount                                              423,000,000.00
Ending Class B Invested Amount                                               27,000,000.00

CLASS A ACCUMULATION PERIOD LENGTH
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                               11.03%
Revolving Investor Interest                                               1,710,000,000.00
Class A Invested Amount                                                     423,000,000.00
Available Principal                                                         188,529,460.47
Class A Accumulation Period Length                                                       3

RESERVE ACCOUNT
---------------
Available Reserve Account Amount                                                      0.00
Covered Amount                                                                        0.00
Reserve Draw Amount                                                                   0.00
Portfolio Yield                                                                     12.41%
Reserve Account Factor                                                              25.00%
Portfolio Adjusted Yield                                                             1.96%
Reserve Account Funding Period Length                                                    3
Reserve Account Funding Date                                                     15-Jun-98
Weighted Average Coupon                                                              7.81%
Required Reserve Account Amount                                                       0.00
Reserve Account Surplus                                                               0.00
Required Reserve Account Deposit                                                      0.00
Portfolio Yield - 3 month average                                                   11.87%
Base Rate - 3 month average                                                          9.81%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                    2.06%

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT

SERIES     1995-A

Distribution Date of:                       15-Oct-96
Determined as of:                           09-Oct-96
For the Monthly Period Ending:              30-Sep-96
Days in Interest Period (30/360)            30
Days in Interest Period (Actual/360)        29

                                                                 Beginning                    Ending                     Change
                                                                 ---------                    ------                     ------
Pool Balance (Principal)                                  4,404,073,898.36          4,372,236,147.37             (31,837,750.99)
Excess Funding Account                                                0.00                      0.00                       0.00

Invested Amount                                             380,000,000.00            380,000,000.00                       0.00
Class A Invested Amount                                     357,200,000.00            357,200,000.00                       0.00
Class B Invested Amount                                      22,800,000.00             22,800,000.00                       0.00

Principal Funding Account                                             0.00                      0.00                       0.00

Adjusted Invested Amount                                    380,000,000.00            380,000,000.00                       0.00
Class A Adjusted Invested Amount                            357,200,000.00            357,200,000.00                       0.00
Class B Adjusted Invested Amount                             22,800,000.00             22,800,000.00                       0.00
Enhancement Invested Amount                                           0.00                      0.00                       0.00

Reserve Account                                                       0.00                      0.00                       0.00

Available Cash Collateral Amount                             20,900,000.00             20,900,000.00                       0.00
Available Shared Collateral Amount                           17,100,000.00             17,100,000.00                       0.00
Spread Account                                                7,600,000.00              7,600,000.00                       0.00

Servicing Base Amount                                       380,000,000.00            380,000,000.00                       0.00

ALLOCATION PERCENTAGES
----------------------
Floating Allocation Pct                      8.63%
Principal Allocation Pct                     8.63%
Class A Floating Pct                        94.00%
Class B Floating Pct                         6.00%
Class A Principal Pct                       94.00%
Class B Principal Pct                        6.00%

                                                                           Series
ALLOCATIONS                                                Trust           1995-A                   Class A             Class B
-----------                            ---------------------------------------------------------------------------------------------
Principal Collections                                489,534,297.96         42,238,853.73        39,704,522.51        2,534,331.22

Finance Charge Collections                            64,257,592.78          5,544,385.91         5,211,722.75          332,663.15
PFA Investment Proceeds                                          NA                  0.00                 0.00                0.00
Reserve Account Draw                                             NA                  0.00                 0.00                0.00
                                                                     ---------------------------------------------------------------
Available Funds                                                              5,544,385.91         5,211,722.75          332,663.15

MONTHLY INVESTOR OBLIGATIONS
----------------------------
Servicer Interchange                                                           395,833.33           372,083.33           23,750.00
Monthly Interest                                                             1,950,350.00         1,830,650.00          119,700.00
Monthly Servicing Fee                                                          237,500.00           223,250.00           14,250.00
Defaulted Amounts                                     25,776,713.02          2,224,111.40         2,090,664.71          133,446.68
                                                                     ---------------------------------------------------------------
                                                                             4,807,794.73         4,516,648.05          291,146.68

Excess Spread                                                                  870,037.86           695,074.71          174,963.15
Required Amount                                                                      0.00                 0.00                0.00

CASH COLLATERAL ACCOUNT
-----------------------
Cash Collateral Fee                                                                                   5,356.94
Risk-Free Fee                                                                                         1,836.67
Monthly Cash Collateral Fee                                                                           7,193.61

CASH COLLATERAL ACCOUNT  (CONTINUED)
------------------------------------
Quarterly Excess Spread Percentage                                                     2.14%
Principal Payment Rate Calculation                                                    11.46%
Base Spread Account Cap                                                                2.00%
Spread Account Cap Adjustment                                                          0.00%
Spread Account Cap Percentage                                                          2.00%
Beginning Cash Collateral Amount                                               20,900,000.00
Required Cash Collateral Amount                                                20,900,000.00
Cash Collateral Account Draw                                                            0.00
Cash Collateral Account Surplus                                                         0.00
Beginning Spread Account Balance                                                7,600,000.00
Required Spread Account Amount                                                  7,600,000.00
Required Spread Account Draw                                                            0.00
Required Spread Account Deposit                                                         0.00
Spread Account Surplus                                                                  0.00

MONTHLY PRINCIPAL & CONTROLLED DEPOSIT AMOUNT
---------------------------------------------
Month of Accumulation                                                                      0
Controlled Accumulation Amount                                                119,066,666.67
Required PFA Balance                                                                    0.00
Beginning PFA Balance                                                                   0.00
Controlled Deposit Amount                                                               0.00
Available Investor Principal Collections                                       44,462,965.13
Principal Shortfall                                                                     0.00
Shared Principal to Other Series                                               44,462,965.13
Shared Principal from Other Series                                                      0.00
Class A Monthly Principal                                                               0.00
Class B Monthly Principal                                                               0.00
Monthly Principal                                                                       0.00
PFA Deposit                                                                             0.00
PFA Withdrawal                                                                          0.00
Ending PFA Balance                                                                      0.00
Principal to Investors                                                                  0.00
Ending Class A Invested Amount                                                357,200,000.00
Ending Class B Invested Amount                                                 22,800,000.00

CLASS A ACCUMULATION PERIOD LENGTH
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                 11.03%
Revolving Investor Interest                                                 1,260,000,000.00
Class A Invested Amount                                                       357,200,000.00
Available Principal                                                           138,916,444.56
Class A Accumulation Period Length                                                         3

RESERVE ACCOUNT
---------------
Available Reserve Account Amount                                                        0.00
Covered Amount                                                                          0.00
Reserve Draw Amount                                                                     0.00
Portfolio Yield                                                                       12.41%
Reserve Account Factor                                                                25.00%
Portfolio Adjusted Yield                                                               3.62%
Reserve Account Funding Period Length                                                      3
Reserve Account Funding Date                                                     15-Jan-2000
Weighted Average Coupon                                                                6.16%
Required Reserve Account Amount                                                         0.00
Reserve Account Surplus                                                                 0.00
Required Reserve Account Deposit                                                        0.00
Portfolio Yield - 3 month average                                                     11.87%
Base Rate - 3 month average                                                            8.16%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                      3.72%

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT

SERIES     1995-B

Distribution Date of:                       15-Oct-96
Determined as of:                           09-Oct-96
For the Monthly Period Ending:              30-Sep-96
Days in Interest Period (30/360)            30
Days in Interest Period (Actual/360)        29

                                                               Beginning                    Ending                    Change
                                                               ---------                    ------                    ------
Pool Balance (Principal)                                4,404,073,898.36          4,372,236,147.37            (31,837,750.99)
Excess Funding Account                                              0.00                      0.00                      0.00

Invested Amount                                           380,000,000.00            380,000,000.00                      0.00
Class A Invested Amount                                   357,200,000.00            357,200,000.00                      0.00
Class B Invested Amount                                    22,800,000.00             22,800,000.00                      0.00

Principal Funding Account                                           0.00                      0.00                      0.00

Adjusted Invested Amount                                  380,000,000.00            380,000,000.00                      0.00
Class A Adjusted Invested Amount                          357,200,000.00            357,200,000.00                      0.00
Class B Adjusted Invested Amount                           22,800,000.00             22,800,000.00                      0.00
Enhancement Invested Amount                                         0.00                      0.00                      0.00

Reserve Account                                                     0.00                      0.00                      0.00

Available Cash Collateral Amount                           20,900,000.00             20,900,000.00                      0.00
Available Shared Collateral Amount                         17,100,000.00             17,100,000.00                      0.00
Spread Account                                             10,991,428.01             12,168,186.95              1,176,758.93

Servicing Base Amount                                     380,000,000.00            380,000,000.00                      0.00

ALLOCATION PERCENTAGES
----------------------
Floating Allocation Pct                                            8.63%
Principal Allocation Pct                                           8.63%
Class A Floating Pct                                              94.00%
Class B Floating Pct                                               6.00%
Class A Principal Pct                                             94.00%
Class B Principal Pct                                              6.00%

                                                             Series
ALLOCATIONS                                     Trust        1995-B                      Class A                   Class B
-----------                           -----------------------------------------------------------------------------------------
Principal Collections                     489,534,297.96       42,238,853.73          39,704,522.51              2,534,331.22

Finance Charge Collections                 64,257,592.78        5,544,385.91           5,211,722.75                332,663.15
PFA Investment Proceeds                               NA                0.00                   0.00                      0.00
Reserve Account Draw                                  NA                0.00                   0.00                      0.00
                                                          ---------------------------------------------------------------------
Available Funds                                                 5,544,385.91           5,211,722.75                332,663.15

MONTHLY INVESTOR OBLIGATIONS
----------------------------
Servicer Interchange                                              395,833.33             372,083.33                 23,750.00
Monthly Interest                                                1,997,850.00           1,875,300.00                122,550.00
Monthly Servicing Fee                                             237,500.00             223,250.00                 14,250.00
Defaulted Amounts                          25,776,713.02        2,224,111.40           2,090,664.71                133,446.68
                                                          ---------------------------------------------------------------------
                                                                4,855,294.73           4,561,298.05                293,996.68

Excess Spread                                                     822,537.86             650,424.71                172,113.15
Required Amount                                                         0.00                   0.00                      0.00

CASH COLLATERAL ACCOUNT
-----------------------
Cash Collateral Fee                                                                        3,671.68
Risk-Free Fee                                                                              2,656.26
Monthly Cash Collateral Fee                                                                6,327.94

CASH COLLATERAL ACCOUNT  (CONTINUED)
------------------------------------
Quarterly Excess Spread Percentage                                                           1.99%
Principal Payment Rate Calculation                                                          11.46%
Base Spread Account Cap                                                                      3.75%
Spread Account Cap Adjustment                                                                0.00%
Spread Account Cap Percentage                                                                3.75%
Beginning Cash Collateral Amount                                                     20,900,000.00
Required Cash Collateral Amount                                                      20,900,000.00
Cash Collateral Account Draw                                                                  0.00
Cash Collateral Account Surplus                                                               0.00
Beginning Spread Account Balance                                                     10,991,428.01
Required Spread Account Amount                                                       14,250,000.00
Required Spread Account Draw                                                                  0.00
Required Spread Account Deposit                                                       3,258,571.99
Spread Account Surplus                                                                        0.00

MONTHLY PRINCIPAL & CONTROLLED DEPOSIT AMOUNT
---------------------------------------------
Month of Accumulation                                                                            0
Controlled Accumulation Amount                                                       89,300,000.00
Required PFA Balance                                                                          0.00
Beginning PFA Balance                                                                         0.00
Controlled Deposit Amount                                                                     0.00
Available Investor Principal Collections                                             44,462,965.13
Principal Shortfall                                                                           0.00
Shared Principal to Other Series                                                     44,462,965.13
Shared Principal from Other Series                                                            0.00
Class A Monthly Principal                                                                     0.00
Class B Monthly Principal                                                                     0.00
Monthly Principal                                                                             0.00
PFA Deposit                                                                                   0.00
PFA Withdrawal                                                                                0.00
Ending PFA Balance                                                                            0.00
Principal to Investors                                                                        0.00
Ending Class A Invested Amount                                                      357,200,000.00
Ending Class B Invested Amount                                                       22,800,000.00

CLASS A ACCUMULATION PERIOD LENGTH
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                       11.03%
Revolving Investor Interest                                                         880,000,000.00
Class A Invested Amount                                                             357,200,000.00
Available Principal                                                                  97,021,008.90
Class A Accumulation Period Length                                                               4

RESERVE ACCOUNT
---------------
Available Reserve Account Amount                                                              0.00
Covered Amount                                                                                0.00
Reserve Draw Amount                                                                           0.00
Portfolio Yield                                                                             12.41%
Reserve Account Factor                                                                      33.33%
Portfolio Adjusted Yield                                                                     3.47%
Reserve Account Funding Period Length                                                            3
Reserve Account Funding Date                                                           15-Mar-2000
Weighted Average Coupon                                                                      6.31%
Required Reserve Account Amount                                                               0.00
Reserve Account Surplus                                                                       0.00
Required Reserve Account Deposit                                                              0.00
Portfolio Yield - 3 month average                                                           11.87%
Base Rate - 3 month average                                                                  8.31%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                            3.57%

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
SERIES     1996-A

Distribution Date of:                       15-Oct-96
Determined as of:                           09-Oct-96
For the Monthly Period Ending:              30-Sep-96
Days in Interest Period (30/360)            30
Days in Interest Period (Actual/360)        29

                                                             Beginning                    Ending                    Change
                                                             ---------                    ------                    ------
Pool Balance (Principal)                              4,404,073,898.36          4,372,236,147.37            (31,837,750.99)
Excess Funding Account                                            0.00                      0.00                      0.00

Invested Amount                                         500,000,000.00            500,000,000.00                      0.00
Class A Invested Amount                                 465,000,000.00            465,000,000.00                      0.00
Class B Invested Amount                                  35,000,000.00             35,000,000.00                      0.00

Principal Funding Account                                         0.00                      0.00                      0.00

Adjusted Invested Amount                                500,000,000.00            500,000,000.00                      0.00
Class A Adjusted Invested Amount                        465,000,000.00            465,000,000.00                      0.00
Class B Adjusted Invested Amount                         35,000,000.00             35,000,000.00                      0.00
Enhancement Invested Amount                                       0.00                      0.00                      0.00

Reserve Account                                                   0.00                      0.00                      0.00

Available Cash Collateral Amount                         40,000,000.00             40,000,000.00                      0.00
Available Shared Collateral Amount                       40,000,000.00             40,000,000.00                      0.00
Spread Account                                            9,707,811.98             12,308,066.46              2,600,254.49

Servicing Base Amount                                   500,000,000.00            500,000,000.00                      0.00

ALLOCATION PERCENTAGES
----------------------
Floating Allocation Pct                                         11.35%
Principal Allocation Pct                                        11.35%
Class A Floating Pct                                            93.00%
Class B Floating Pct                                             7.00%
Class A Principal Pct                                           93.00%
Class B Principal Pct                                            7.00%

                                                                         Series
ALLOCATIONS                                        Trust                 1996-A                  Class A              Class B
-----------                            -------------------------------------------------------------------------------------------
Principal Collections                        489,534,297.96              55,577,439.12        51,687,018.38         3,890,420.74

Finance Charge Collections                    64,257,592.78               7,295,244.61         6,784,577.49           510,667.12
PFA Investment Proceeds                                  NA                       0.00                 0.00                 0.00
Reserve Account Draw                                     NA                       0.00                 0.00                 0.00
                                                             ---------------------------------------------------------------------
Available Funds                                                           7,295,244.61         6,784,577.49           510,667.12

MONTHLY INVESTOR OBLIGATIONS
----------------------------
Servicer Interchange                                                        520,833.33           484,375.00            36,458.33
Monthly Interest                                                          2,308,988.06         2,144,081.29           164,906.77
Monthly Servicing Fee                                                       312,500.00           290,625.00            21,875.00
Defaulted Amounts                             25,776,713.02               2,926,462.36         2,721,610.00           204,852.37
                                                             ---------------------------------------------------------------------
                                                                          6,068,783.75         5,640,691.29           428,092.47

Excess Spread                                                             1,431,313.23         1,143,886.21           287,427.02
Required Amount                                                                   0.00                 0.00                 0.00


1 MONTH LIBOR RATE                                     5.50%
------------------


CASH COLLATERAL ACCOUNT
-----------------------
Cash Collateral Fee                                                                     16,111.11
Quarterly Excess Spread Percentage                                                          2.45%
Principal Payment Rate Calculation                                                         11.46%
Base Spread Account Cap                                                                     4.00%
Spread Account Cap Adjustment                                                               0.00%
Spread Account Cap Percentage                                                               4.00%
Beginning Cash Collateral Amount                                                    40,000,000.00
Required Cash Collateral Amount                                                     40,000,000.00
Cash Collateral Account Draw                                                                 0.00
Cash Collateral Account Surplus                                                              0.00
Beginning Spread Account Balance                                                     9,707,811.98
Required Spread Account Amount                                                      20,000,000.00
Required Spread Account Draw                                                                 0.00
Required Spread Account Deposit                                                     10,292,188.02
Spread Account Surplus                                                                       0.00

MONTHLY PRINCIPAL & CONTROLLED DEPOSIT AMOUNT
---------------------------------------------
Month of Accumulation                                                                           0
Controlled Accumulation Amount                                                      51,666,666.67
Required PFA Balance                                                                         0.00
Beginning PFA Balance                                                                        0.00
Controlled Deposit Amount                                                                    0.00
Available Investor Principal Collections                                            58,503,901.49
Principal Shortfall                                                                          0.00
Shared Principal to Other Series                                                    58,503,901.49
Shared Principal from Other Series                                                           0.00
Class A Monthly Principal                                                                    0.00
Class B Monthly Principal                                                                    0.00
Monthly Principal                                                                            0.00
PFA Deposit                                                                                  0.00
PFA Withdrawal                                                                               0.00
Ending PFA Balance                                                                           0.00
Principal to Investors                                                                       0.00
Ending Class A Invested Amount                                                     465,000,000.00
Ending Class B Invested Amount                                                      35,000,000.00

CLASS A ACCUMULATION PERIOD LENGTH
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                      11.03%
Revolving Investor Interest                                                        500,000,000.00
Class A Invested Amount                                                            465,000,000.00
Available Principal                                                                 55,125,573.24
Class A Accumulation Period Length                                                              9

RESERVE ACCOUNT
---------------
Available Reserve Account Amount                                                             0.00
Covered Amount                                                                               0.00
Reserve Draw Amount                                                                          0.00
Portfolio Yield                                                                            12.41%
Reserve Account Factor                                                                     75.00%
Portfolio Adjusted Yield                                                                    3.95%
Reserve Account Funding Period Length                                                           3
Reserve Account Funding Date                                                          15-May-2002
Weighted Average Coupon                                                                     5.54%
Required Reserve Account Amount                                                              0.00
Reserve Account Surplus                                                                      0.00
Required Reserve Account Deposit                                                             0.00
Portfolio Yield - 3 month average                                                          11.87%
Base Rate - 3 month average                                                                 7.83%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                           4.05%

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA


                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1994-A


          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-A Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. Bank One is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occuring on OCTOBER 15, 1996.

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

     6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9TH day of OCTOBER 1996.


BANK ONE, COLUMBUS, NA
as Servicer

By:            /s/ Thomas Ferree
            --------------------
    Name:   Thomas   Ferree
    Title:  Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA


                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1994-B


          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-B Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. Bank One is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occuring on OCTOBER 15,1996.

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

     6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9TH day of OCTOBER 1996.




BANK ONE, COLUMBUS, NA
as Servicer

By:                /s/ Thomas Ferree
                   -------------------
      Name:        Thomas   Ferree
      Title:       Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA


                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1994-C


          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-C Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. Bank One is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occuring on OCTOBER 15, 1996.

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

     6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9TH day of OCTOBER 1996.




BANK ONE, COLUMBUS, NA
as Servicer

By:                 /s/ Thomas Ferree
                    ----------------------
       Name:        Thomas Ferree
       Title:       Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA


                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1995-A


          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-A Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. Bank One is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occuring on OCTOBER 15, 1996.

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

     6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9TH day of OCTOBER 1996.




BANK ONE, COLUMBUS, NA
as Servicer

By:                /s/ Thomas Ferree
                   --------------------
     Name:         Thomas   Ferree
     Title:        Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA


                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1995-B


          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-B Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. Bank One is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occuring on October 15, 1996.

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

     6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9TH day of OCTOBER 1996.




BANK ONE, COLUMBUS, NA
as Servicer

By:                    /s/ Thomas Ferree
                       ------------------------
     Name:             Thomas Ferree
     Title:            Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA


                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1996-A


          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-A Supplement dated as of March 27, 1996 (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. Bank One is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occuring on OCTOBER 15, 1996.

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable].

     6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement. [or, if there is a Lien, such Lien consists of]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9TH day of OCTOBER 1996.




BANK ONE, COLUMBUS, NA
as Servicer

By:               /s/ Thomas Ferree
                  -------------------
      Name:       Thomas   Ferree
      Title:      Senior Vice President